Exhibit 99.2

ADDING VALUE
through
our exceptional service

DIGITAL REALTY

Data Center Solutions

Supplemental Operating and Financial Data

SECOND QUARTER: JUNE 30, 2013

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and development activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or developed properties or businesses;

•	the suitability of our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for development;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2012, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops and manages technology-related real estate. The Company is focused on providing datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. As of June 30, 2013, the Company’s 127 properties, including three properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 23.7 million net rentable square feet, including approximately 2.8 million square feet of space held for development, Digital Realty’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealty.com

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Matthew Miszewski: Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com            (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup	Deutsche Bank
Dave Rodgers (216) 737-7341	James Feldman (646) 855-5808 Stephen Douglas (646) 855-2615	Ross Smotrich (212) 526-2306	Greg Miller (212) 389-8128 Eric Z. Chu (212) 389-8129	David Toti (212) 915-1219 Evan Smith (212) 915-1220	Michael Bilerman (212) 816-1685 Emmanuel Korchman (212) 816-1382	Vincent Chao (212) 250-6799

Evercore	Green Street	ISI	Jefferies	JMP Securities	KeyBanc Capital Markets	Macquarie
Johnathan Schildkraut (212) 497-0864 Robert Gutman (212) 497-0877	John Stewart (949) 640-8780 Eric Frankel (949) 640-8780	Steve Sakwa (212) 446-9462 George Auerbach (212) 446-9459	Omotayo Okusanya (212) 336-7076	William C. Marks (415) 835-8944 Mitch Germain (212) 906-3546	Jordan Sadler (917) 368-2280 Craig Mailman (917) 368-2316	Rob Stevenson (212) 231-8068

MLV & Co.	Morgan Stanley	Raymond James	RBC Capital Markets	Stifel Nicolaus	UBS
Jonathan M. Petersen (646) 556-9185	Paul Morgan (415) 576-2627 Vance Edelson (212) 761-0078	Paul D. Puryear (727) 567-2253 William A. Crow (727) 567-2594	Jonathan Atkin (415) 633-8589	Todd Weller (443) 224-1305 Ben Lowe (443) 224-1264	Ross Nussbaum (212) 713-2484 Gabriel Hilmoe (212) 713-3876

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE
Series F Preferred Stock:	DLRPRF
Series G Preferred Stock:	DLRPRG

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
High Price *	$74.00	$72.92	$70.16	$80.59	$76.04	$74.04
Low Price *	$56.02	$62.75	$59.25	$66.70	$67.84	$65.00
Closing Price, end of quarter *	$61.00	$66.91	$67.89	$69.85	$75.07	$73.97
Average daily trading volume *	1,680,636	1,420,527	1,389,261	1,215,760	1,073,521	1,026,947
Indicated dividend per common share **	$3.12	$3.12	$2.92	$2.92	$2.92	$2.92
Closing annual dividend yield, end of quarter	5.1%	4.7%	4.3%	4.2%	3.9%	3.9%
Closing shares and units outstanding, end of quarter ***	131,418,758	131,410,505	127,992,183	127,887,458	115,050,528	112,215,683
Closing market value of shares and units outstanding (thousands), end of quarter	$8,016,544	$8,792,677	$8,689,389	$8,932,939	$8,636,843	$8,300,594

*	New York Stock Exchange trades only.
**	On an annualized basis.
***	As of June 30, 2013, the total number of shares and units includes 128,421,888 common stock, 1,505,814 common units held by third parties and 1,491,056 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Ownership Structure

As of June 30, 2013

Series E / F / G Redeemable Preferred Stockholders
Common Stockholders
Digital Realty Trust, Inc. (the REIT)
Third-Party Contributor
97.7% Common General Partnership Interest
100% Series E/F/G Preferred Partnership Interest
1.2% Limited Partnership Interest
Directors, Executive Officers and Others
Digital Realty Trust, L.P. (our operating partnership)
1.1% Limited Partnership Interest (1)
100%
Digital Services, Inc. (taxable REIT subsidiary)
Properties

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	128,421,888	97.7%
Cambay Tele.com, LLC (3)	1,505,814	1.2%
Directors, Executive Officers and Others	1,491,056	1.1%

Total	131,418,758	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and vested class C units and excludes all unexercised common stock options.
(2)	The total number of units includes 128,421,888 common units, 1,505,814 common units held by third parties and 1,491,056 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Shares and Units at End of Quarter

Common shares outstanding	128,421,888	128,413,791	125,140,783	123,261,390	110,268,388	107,342,049
Common units outstanding	2,996,870	2,996,714	2,851,400	4,626,068	4,782,140	4,873,634

Total shares and operating partnership units	131,418,758	131,410,505	127,992,183	127,887,458	115,050,528	112,215,683

Enterprise Value

Market value of common equity (1)	$8,016,544	$8,792,677	$8,689,389	$8,932,939	$8,636,843	$8,300,594
Liquidation value of preferred equity	720,000	470,000	593,413	597,447	644,096	590,081
Total debt at balance sheet carrying value	4,698,248	4,682,124	4,278,565	4,080,073	3,400,212	3,271,848

Total enterprise value	$13,434,792	$13,944,801	$13,561,367	$13,610,459	$12,681,151	$12,162,523

Total debt/Total enterprise value	35.0%	33.6%	31.5%	30.0%	26.8%	26.9%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$9,335,886	$9,011,433	$8,809,153	$8,430,710	$6,828,926	$6,511,710
Total assets	9,184,859	8,971,492	8,819,214	8,512,598	6,717,113	6,418,061
Total liabilities	5,601,589	5,589,544	5,320,830	4,985,042	3,978,929	3,785,077

Selected Operating Data

Total operating revenues	$363,502	$358,370	$349,736	$342,479	$303,704	$283,148
Total operating expenses	263,508	259,784	255,098	245,404	215,255	197,232
Interest expense	47,583	48,078	40,350	41,047	37,681	38,030
Net income	59,621	51,681	55,895	56,921	53,968	49,263
Net income available to common stockholders	47,077	42,657	44,815	45,615	42,021	39,211

Financial Ratios

EBITDA (2)	$211,238	$203,561	$192,893	$189,212	$170,211	$161,957
Adjusted EBITDA (3)	$223,782	$212,585	$203,973	$200,518	$182,158	$172,009
Cash interest expense (4)	$35,563	$56,163	$30,311	$54,517	$27,447	$53,876
Fixed charges (5)	$50,735	$68,113	$43,829	$67,919	$42,646	$66,477
Debt service coverage ratio (6)	6.3x	3.8x	6.7x	3.7x	6.6x	3.2x
Fixed charge coverage ratio (7)	4.4x	3.1x	4.7x	3.0x	4.3x	2.6x

Profitability Measures

Net income per common share - basic	$0.37	$0.34	$0.36	$0.37	$0.38	$0.37
Net income per common share - diluted	$0.37	$0.34	$0.36	$0.37	$0.38	$0.36
Funds From Operations (FFO) per diluted share and unit (8)	$1.22	$1.16	$1.16	$1.13	$1.09	$1.06
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.95	$0.92	$0.88	$0.88	$0.86	$0.86
Dividends per share and common unit	$0.78	$0.78	$0.73	$0.73	$0.73	$0.73
Diluted FFO payout ratio (10)	64.1%	67.5%	63.0%	64.8%	67.1%	69.1%
Diluted AFFO payout ratio (9) (11)	82.1%	85.2%	82.6%	82.6%	85.4%	84.6%

Portfolio Statistics

Buildings (12)	187	178	171	164	158	152
Properties (12)	127	125	120	113	108	105
Net rentable square feet, excluding development space (12)	20,948,042	20,606,509	19,889,396	19,322,704	18,282,226	17,629,567
Square feet held for development (13)	2,798,241	2,588,034	2,427,257	2,242,204	2,177,144	2,189,203
Occupancy at end of quarter (14)	93.1%	94.0%	94.4%	94.2%	93.5%	94.8%
Weighted average remaining lease term (years) (15)	7.1	6.9	6.9	7.0	7.0	7.0
Same store occupancy at end of quarter (14) (16)	92.3%	93.1%	93.7%	94.2%	93.2%	94.6%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F and series G cumulative redeemable preferred stock upon certain change of control transactions.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 32. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 32. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 32. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 32. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Includes properties held as investments in unconsolidated joint ventures.
(13)	Development space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(14)	Occupancy and same store occupancy exclude space held for development and properties held as investments in unconsolidated joint ventures. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(15)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(16)	Same store properties were acquired before December 31, 2011.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	June 30, 2013	December 31, 2012
ASSETS	(unaudited)

Investments in real estate
Land	$690,356	$661,058
Acquired ground leases	13,216	13,658
Buildings and improvements	8,125,636	7,662,973
Tenant improvements	432,631	404,830

Investments in real estate	9,261,839	8,742,519
Accumulated depreciation and amortization	(1,377,375)	(1,206,017)

Net investments in properties	7,884,464	7,536,502
Investment in unconsolidated joint ventures	74,047	66,634

Net investments in real estate	7,958,511	7,603,136

Cash and cash equivalents	24,260	56,281

Accounts and other receivables, net of allowance for doubtful accounts of $3,603 and $3,609 as of June 30, 2013 and December 31, 2012, respectively	159,847	168,286
Deferred rent	360,588	321,715
Acquired above market leases, net	56,310	65,055
Acquired in place lease value and deferred leasing costs, net	492,884	495,205
Deferred financing costs, net	31,881	30,621
Restricted cash	38,977	44,050
Other assets	61,601	34,865

Total Assets	$9,184,859	$8,819,214

LIABILITIES AND EQUITY

Global revolving credit facility	$610,328	$723,729
Unsecured term loan	741,178	757,839
Unsecured senior notes, net of discount	2,342,990	1,738,221
Exchangeable senior debentures	266,400	266,400
Mortgage loans, net of premiums	737,352	792,376
Accounts payable and other accrued liabilities	617,766	646,427
Accrued dividends and distributions	—	93,434
Acquired below market leases, net	137,297	148,233
Security deposits and prepaid rents	148,278	154,171

Total Liabilities	5,601,589	5,320,830

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value per share, 70,000,000 shares authorized:
Series D Cumulative Convertible Preferred Stock, 5.500%, $0 and $123,413 liquidation preference, respectively ($25.00 per share), 0 and 4,936,505 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	—	119,348
Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	277,172	277,172
Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $182,500 liquidation preference, respectively ($25.00 per share), 7,300,000 and 7,300,000 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	176,191	176,191
Series G Cumulative Redeemable Preferred Stock, 5.875%, $250,000 and $0 liquidation preference, respectively ($25.00 per share), 10,000,000 and 0 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	241,565	—
Common Stock: $0.01 par value per share, 215,000,000 shares authorized, 128,421,888 and 125,140,783 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	1,279	1,247
Additional paid-in capital	3,681,618	3,562,642
Dividends in excess of earnings	(766,704)	(656,104)
Accumulated other comprehensive income, net	(64,010)	(12,191)

Total stockholders’ equity	3,547,111	3,468,305

Noncontrolling interests:
Noncontrolling interest in operating partnership	28,935	24,135
Noncontrolling interest in consolidated joint ventures	7,224	5,944

Total noncontrolling interests	36,159	30,079

Total Equity	3,583,270	3,498,384

Total Liabilities and Equity	$9,184,859	$8,819,214

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Rental	$285,953	$281,399	$272,906	$260,052	$234,923	$222,834
Tenant reimbursements - Utilities	54,397	51,245	50,085	56,126	41,931	37,378
Tenant reimbursements - Other	22,284	24,672	25,062	22,752	18,491	20,484
Construction management	728	806	1,525	2,497	1,954	2,452
Other	140	248	158	1,052	6,405	—

Total operating revenues	363,502	358,370	349,736	342,479	303,704	283,148

Utilities	57,142	53,972	53,040	58,866	43,622	39,352
Rental property operating	26,911	29,180	25,044	25,914	24,065	19,768
Repairs and maintenance	22,283	23,628	28,011	21,880	19,889	20,725
Property taxes	19,374	21,042	19,682	17,982	15,769	16,042
Insurance	2,238	2,205	2,647	2,463	2,260	2,230
Construction management	294	384	184	623	596	193
Depreciation and amortization	115,867	111,623	107,718	101,840	89,000	83,995
General and administrative	17,891	15,951	13,441	14,409	15,109	14,250
Transactions	1,491	1,763	5,331	504	4,608	677
Other	17	36	—	923	337	—

Total operating expenses	263,508	259,784	255,098	245,404	215,255	197,232

Operating income	99,994	98,586	94,638	97,075	88,449	85,916

Equity in earnings of unconsolidated joint ventures	2,330	2,335	1,733	1,520	3,493	1,389
Gain on insurance settlement	5,597	—	—	—	—	—
Interest and other income	(6)	41	(116)	83	1,216	709
Interest expense	(47,583)	(48,078)	(40,350)	(41,047)	(37,681)	(38,030)
Tax expense	(210)	(1,203)	(10)	(710)	(1,206)	(721)
Loss from early extinguishment of debt	(501)	—	—	—	(303)	—

Net income	59,621	51,681	55,895	56,921	53,968	49,263
Net income attributable to noncontrolling interests	(1,145)	(970)	(1,329)	(1,529)	(1,634)	(1,221)

Net income attributable to Digital Realty Trust, Inc.	58,476	50,711	54,566	55,392	52,334	48,042
Preferred stock dividends	(11,399)	(8,054)	(9,751)	(9,777)	(10,313)	(8,831)

Net income available to common stockholders	$47,077	$42,657	$44,815	$45,615	$42,021	$39,211

Net income per share available to common stockholders - basic	$0.37	$0.34	$0.36	$0.37	$0.38	$0.37
Net income per share available to common stockholders - diluted	$0.37	$0.34	$0.36	$0.37	$0.38	$0.36
Weighted-average shares outstanding - basic	128,419,745	126,445,285	123,824,957	122,026,421	109,761,017	107,099,856
Weighted-average shares outstanding - diluted	128,623,076	126,738,339	124,145,590	122,353,511	110,166,082	107,584,856
Weighted-average fully diluted shares and units	131,177,283	129,181,095	127,835,847	126,569,841	114,505,563	111,917,822

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$47,077	$42,657	$44,815	$45,615	$42,021	$39,211

Adjustments:

Noncontrolling interests in operating partnership	936	824	1,336	1,574	1,661	1,586
Real estate related depreciation and amortization (1)	114,913	110,690	106,797	100,994	88,186	82,993
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	797	833	727	710	866	905
Gain on sale of assets held in unconsolidated joint venture	—	—	—	—	(2,325)	—

FFO available to common stockholders and unitholders	$163,723	$155,004	$153,675	$148,893	$130,409	$124,695

FFO per share and unit:
Basic	$1.25	$1.20	$1.21	$1.18	$1.14	$1.12
Diluted (2)	$1.22	$1.16	$1.16	$1.13	$1.09	$1.06

Weighted-average shares and units outstanding - basic	130,974	128,888	127,515	126,243	114,100	111,433
Weighted-average shares and units outstanding - diluted (2)	137,787	137,680	137,510	137,304	125,824	125,482

(1) Real estate related depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$115,867	$111,623	$107,718	$101,840	$89,000	$83,995
Non-real estate depreciation	(954)	(933)	(921)	(846)	(814)	(1,002)

	$114,913	$110,690	$106,797	$100,994	$88,186	$82,993

(2)	For the three months ended June 30, 2013, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended June 30, 2013 would be 11,949. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,610 common shares on a weighted average basis for the three months ended June 30, 2013. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$163,723	$155,004	$153,675	$148,893	$130,409	$124,695
Add: Series C convertible preferred dividends	—	—	—	—	—	1,402
Add: Series D convertible preferred dividends	—	—	1,697	1,723	2,394	2,398
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders - diluted	$167,773	$159,054	$159,422	$154,666	$136,853	$132,545

Weighted average common stock and units outstanding	130,974	128,888	127,515	126,243	114,100	111,433
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	203	293	321	327	405	485
Add: Effect of dilutive series C convertible preferred stock	—	—	—	—	489	2,785
Add: Effect of dilutive series D convertible preferred stock	—	1,909	3,143	4,219	4,374	4,337
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,610	6,590	6,531	6,515	6,456	6,442

Weighted average common stock and units outstanding - diluted	137,787	137,680	137,510	137,304	125,824	125,482

Note: For a definition and discussion of FFO, see page 32.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-13	31-Mar-13		31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Reconciliation of FFO to AFFO (Note):

FFO available to common stockholders and unitholders	$163,723	$155,004		$153,675	$148,893	$130,409	$124,695

Adjustments:

Non-real estate depreciation	954	933		921	846	814	1,002
Amortization of deferred financing costs	2,471	2,431		2,359	2,328	1,799	2,214
Amortization of debt discount	418	605		340	260	250	247
Non-cash compensation	3,580	2,888		2,709	2,741	3,775	3,407
Loss from early extinguishment of debt	501	—		—	—	303	—
Straight line rents	(19,892)	(21,169)		(20,004)	(20,221)	(19,649)	(15,902)
Above and below market rent amortization	(3,041)	(3,045)		(2,819)	(2,333)	(2,871)	(2,239)
Change in fair value of contingent consideration (3)	(370)	1,300		(1,051)	—	—	—
Capitalized leasing compensation	(4,786)	(5,053	) (5)	(4,008)	(3,847)	(3,334)	(3,913)
Recurring capital expenditures (4)	(13,429)	(9,860)		(14,432)	(11,015)	(9,229)	(6,754)
Capitalized internal leasing commissions	(3,331)	(2,025)		(1,877)	(2,040)	(1,100)	(2,284)

AFFO available to common stockholders and unitholders	$126,799	$122,009		$115,813	$115,612	$101,167	$100,473

(3)	Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(4)	For a definition, see page 29.
(5)	Corrects understated amount in previously reported capitalized leasing compensation.

Note: For a definition and discussion of AFFO, see page 32. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Net income available to common stockholders	$47,077	$42,657	$44,815	$45,615	$42,021	$39,211

Interest	47,583	48,078	40,350	41,047	37,681	38,030
Loss from early extinguishment of debt	501	—	—	—	303	—
Taxes	210	1,203	10	710	1,206	721
Depreciation and amortization	115,867	111,623	107,718	101,840	89,000	83,995

EBITDA	211,238	203,561	192,893	189,212	170,211	161,957

Noncontrolling interests	1,145	970	1,329	1,529	1,634	1,221
Preferred stock dividends	11,399	8,054	9,751	9,777	10,313	8,831

Adjusted EBITDA	$223,782	$212,585	$203,973	$200,518	$182,158	$172,009

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 32. EBITDA and Adjusted EBITDA for the three months ended June 30, 2012 include a gain on sale of 700 / 750 Central Expressway, held through an unconsolidated joint venture, of approximately $2.3 million. Excluding this gain, EBITDA and Adjusted EBITDA would have been $167.9 million and $179.9 million, respectively, for three months ended June 30, 2012.

Financial Ratios

(unaudited and in thousands)

	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Total GAAP interest expense	$47,583	$48,078	$40,350	$41,047	$37,681	$38,030
Capitalized interest	6,617	5,343	7,833	4,496	4,602	4,526
Change in accrued interest and other non-cash amounts	(18,637)	2,742	(17,872)	8,974	(14,836)	11,320

Cash interest expense (a)	35,563	56,163	30,311	54,517	27,447	53,876
Scheduled debt principal payments and preferred dividends	15,172	11,950	13,518	13,402	15,199	12,601

Total fixed charges (b)	$50,735	$68,113	$43,829	$67,919	$42,646	$66,477

Debt service coverage ratio based on GAAP interest expense (c)	4.7x	4.4x	5.1x	4.9x	4.8x	4.5x
Debt service coverage ratio based on cash interest expense (d)	6.3x	3.8x	6.7x	3.7x	6.6x	3.2x
Fixed charge coverage ratio based on GAAP interest expense (e)	3.6x	3.5x	3.8x	3.7x	3.4x	3.4x
Fixed charge coverage ratio based on cash interest expense (f)	4.4x	3.1x	4.7x	3.0x	4.3x	2.6x
Debt to total enterprise value including debt and preferred equity (g)	35.0%	33.6%	31.5%	30.0%	26.8%	26.9%
Debt plus preferred stock to total enterprise value including debt and preferred equity (h)	40.3%	36.9%	35.9%	34.4%	31.9%	31.8%
Pretax income to interest expense (i)	2.3x	2.1x	2.4x	2.4x	2.4x	2.3x
Net Debt to Adjusted EBITDA (j)	5.2x	5.5x	5.2x	5.0x	4.6x	4.7x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(c)	Adjusted EBITDA divided by GAAP interest expense.
(d)	Adjusted EBITDA divided by cash interest expense.
(e)	Adjusted EBITDA divided by the sum of GAAP interest expense, scheduled debt principal payments and preferred dividends.
(f)	Adjusted EBITDA divided by fixed charges.
(g)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(h)	Same as (e), except numerator includes preferred stock.
(i)	Calculated as net income, adding back interest expense and divided by GAAP interest expense.
(j)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Operating Revenues:

Rental	$248,299	$245,678	$237,932	$233,341	$229,875	$221,067
Tenant reimbursements - Utilities	44,600	42,525	41,736	47,127	40,726	36,879
Tenant reimbursements - Other	18,112	20,124	19,941	19,408	18,561	20,053
Construction management (2)	—	—	—	—	—	—
Other	—	248	158	1,052	6,405	—

Total operating revenues	311,011	308,575	299,767	300,928	295,567	277,999

Operating Expenses:

Utilities	47,186	45,032	44,633	50,080	42,468	38,854
Rental property operating	24,633	25,559	23,602	24,040	23,614	19,664
Repairs and maintenance	20,214	21,524	25,742	20,574	19,632	20,671
Property taxes	16,796	18,695	17,249	16,589	15,428	15,925
Insurance	2,028	2,111	2,299	2,151	2,218	2,193
Construction management (2)	—	—	—	—	—	—
Depreciation and amortization	98,953	96,177	91,993	89,279	86,886	82,956
General and administrative (3)	17,891	15,951	13,441	14,409	15,109	14,250
Transactions (4)	—	—	—	—	—	—
Other	17	36	—	923	337	—

Total operating expenses	227,718	225,085	218,959	218,045	205,692	194,513

Operating income	83,293	83,490	80,808	82,883	89,875	83,486

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	2,346	2,346	1,743	1,531	3,493	1,389
Gain on insurance settlement	5,597	—	—	—	—	—
Interest and other income	(21)	39	(118)	(53)	1,263	774
Interest expense	(40,486)	(42,007)	(38,383)	(39,208)	(37,643)	(38,030)
Tax expense	158	(831)	310	(587)	(1,083)	(598)
Loss from early extinguishment of debt	(501)	—	—	—	(303)	—

Net income	$50,386	$43,037	$44,360	$44,566	$55,602	$47,021

New properties (1)
Operating Revenues:

Rental	$37,654	$35,721	$34,974	$26,711	$5,048	$1,767
Tenant reimbursements - Utilities	9,797	8,720	8,349	8,999	1,205	499
Tenant reimbursements - Other	4,172	4,548	5,121	3,344	(70)	431
Construction management (2)	728	806	1,525	2,497	1,954	2,452
Other	140	—	—	—	—	—

Total operating revenues	52,491	49,795	49,969	41,551	8,137	5,149

Operating Expenses:

Utilities	9,956	8,940	8,407	8,786	1,154	498
Rental property operating	2,278	3,621	1,442	1,874	451	104
Repairs and maintenance	2,069	2,104	2,269	1,306	257	54
Property taxes	2,578	2,347	2,433	1,393	341	117
Insurance	210	94	348	312	42	37
Construction management (2)	294	384	184	623	596	193
Depreciation and amortization	16,914	15,446	15,725	12,561	2,114	1,039
General and administrative (3)	—	—	—	—	—	—
Transactions (4)	1,491	1,763	5,331	504	4,608	677
Other	—	—	—	—	—	—

Total operating expenses	35,790	34,699	36,139	27,359	9,563	2,719

Operating income	16,701	15,096	13,830	14,192	(1,426)	2,430

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(16)	(11)	(10)	(11)	—	—
Gain on insurance settlement	—	—	—	—	—	—
Interest and other income	15	2	2	136	(47)	(65)
Interest expense	(7,097)	(6,071)	(1,967)	(1,839)	(38)	—
Tax expense	(368)	(372)	(320)	(123)	(123)	(123)
Loss from early extinguishment of debt	—	—	—	—	—	—

Net Income	$9,235	$8,644	$11,535	$12,355	$(1,634)	$2,242

(1)	Same store properties are properties that were acquired on or before December 31, 2011 and new properties are properties acquired after December 31, 2011.
(2)	Construction management revenues and expenses are included entirely in new properties as they are not allocable to specific properties.
(3)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(4)	Transaction expenses are included entirely in new properties as they are not allocable to specific properties.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-13	31-Mar-13	Percentage Change	30-Jun-12	Percentage Change

Rental (2)	$248,299	$245,678	1.1%	$229,875	8.0%
Tenant reimbursements - Utilities	44,600	42,525	4.9%	40,726	9.5%
Tenant reimbursements - Other	18,112	20,124	(10.0%)	18,561	(2.4%)

	311,011	308,327	0.9%	289,162	7.6%

Utilities	47,186	45,032	4.8%	42,468	11.1%
Rental property operating	24,633	25,559	(3.6%)	23,614	4.3%
Repairs and maintenance	20,214	21,524	(6.1%)	19,632	3.0%
Property taxes	16,796	18,695	(10.2%)	15,428	8.9%
Insurance	2,028	2,111	(3.9%)	2,218	(8.6%)

	110,857	112,921	(1.8%)	103,360	7.3%

Net Operating Income (3)	$200,154	$195,406	2.4%	$185,802	7.7%

Same store occupancy at end of quarter (4)	92.3%	93.1%	(0.8%)	93.2%	(0.9%)

(1)	Same store properties were acquired on or before December 31, 2011.
(2)	For the periods presented, same store straight-line rent was $17,061, $18,528 and $19,246, respectively, and non-cash purchase accounting adjustments were $2,114, $2,215, and $1,857, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 32.
(4)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of June 30, 2013	% of Debt	Interest Rate as of June 30, 2013	Interest Rate as of June 30, 2013 including swaps
Global Revolving Credit Facility:
Global revolving credit facility	November 2, 2016	(1)	610,328	13.0%	1.94%

			$610,328	13.0%

Unsecured term loan:
Unsecured term loan	April 16, 2017		741,178	15.8%	1.79%	2.22%

			$741,178	15.8%

Unsecured senior notes:
Prudential Shelf Facility:
Series B	November 5, 2013		33,000	0.7%	9.32%
Series C	January 6, 2016		25,000	0.5%	9.68%
Series D	January 20, 2015		50,000	1.1%	4.57%
Series E	January 20, 2017		50,000	1.1%	5.73%
Series F	February 3, 2015		17,000	0.4%	4.50%

Total Prudential Shelf Facility			$175,000	3.8%

Senior Notes:
4.50% notes due 2015	July 15, 2015		375,000	8.0%	4.50%
5.875% notes due 2020	February 1, 2020		500,000	10.6%	5.88%
5.25% notes due 2021	March 15, 2021		400,000	8.5%	5.25%
3.625% notes due 2022	October 1, 2022		300,000	6.4%	3.63%
4.25% notes due 2025	January 17, 2025		608,520	12.9%	4.25%
Unamortized discounts			(15,530)	-0.3%

Total senior notes			$2,167,990	46.1%

Total unsecured senior notes			$2,342,990	49.9%

Exchangeable senior debentures:
5.50% exchangeable senior debentures due 2029	April 15, 2029		266,400	5.7%	5.50%

Total exchangeable senior debentures			$266,400	5.7%

Mortgage loans:
Paul van Vlissingenstraat 16	July 18, 2013	(2)	13,041	0.3%	1.78%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	(2)	9,436	0.2%	1.68%	5.57%
1500 Space Park Drive	October 5, 2013	(2)	34,528	0.7%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013		8,305	0.2%	1.68%	5.49%
360 Spear Street	November 8, 2013		46,103	1.0%	6.32%
Mundells Roundabout	November 30, 2013		65,150	1.4%	1.71%	4.18%
Cressex 1	October 16, 2014		26,496	0.5%	5.68%
Manchester Technopark	October 16, 2014		8,060	0.2%	5.68%
Secured Term Debt	November 11, 2014		134,490	2.9%	5.65%
200 Paul Avenue 1-4	October 8, 2015		71,688	1.5%	5.74%
8025 North Interstate 35	March 6, 2016		6,439	0.1%	4.09%
600 West Seventh Street	March 15, 2016		50,373	1.1%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016		52,535	1.1%	5.95%
2334 Lundy Place	November 11, 2016		38,209	0.8%	5.96%
1100 Space Park Drive	December 11, 2016		52,504	1.1%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017		64,124	1.3%	5.93%
150 South First Street	February 6, 2017		50,465	1.1%	6.30%
731 East Trade Street	July 1, 2020		4,351	0.1%	8.22%
Unamortized net premiums			1,055	0.0%

			$737,352	15.6%

Total Consolidated Debt			$4,698,248	100.0%

Weighted average cost of debt (including interest rate swaps)						4.25%

(1)	Assumes all extensions will be exercised.
(2)	Mortgage loans paid in full in July 2013.

Global Revolving Credit Facility

(in thousands)

	Maximum Available as of June 30, 2013	Available as of June 30, 2013 (3)	Drawn as of June 30, 2013
Global Revolving Credit Facility	$1,800,000	$1,154,281	$610,328

(3)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Debt Maturities

(unaudited, in thousands)

		2013	2014	2015	2016	2017	Thereafter	Total
Unsecured term loan		$—	$—	$—	$—	$741,178	$—	$741,178
Global revolving credit facility	(1)	—	—	—	610,328	—	—	610,328
4.25% notes due 2025		—	—	—	—	—	608,520	608,520
5.875% notes due 2020		—	—	—	—	—	500,000	500,000
5.25% notes due 2021		—	—	—	—	—	400,000	400,000
4.50% notes due 2015		—	—	375,000	—	—	—	375,000
3.625% notes due 2022		—	—	—	—	—	300,000	300,000
5.50% exchangeable senior debentures due 2029	(2)	—	266,400	—	—	—	—	266,400
Prudential shelf facility senior notes		33,000	—	67,000	25,000	50,000	—	175,000
Secured Term Debt	(3)	1,524	132,966	—	—	—	—	134,490
200 Paul Avenue 1-4		974	2,048	68,666	—	—	—	71,688
Mundells Roundabout		65,150	—	—	—	—	—	65,150
2045 & 2055 LaFayette Street		501	1,060	1,125	1,195	60,243	—	64,124
34551 Ardenwood Boulevard 1-4		384	812	862	50,477	—	—	52,535
1100 Space Park Drive		389	821	871	50,423	—	—	52,504
150 South First Street		368	781	832	878	47,606	—	50,465
600 West Seventh Street		825	1,723	1,825	46,000	—	—	50,373
360 Spear Street		46,103	—	—	—	—	—	46,103
2334 Lundy Place		279	590	626	36,714	—	—	38,209
1500 Space Park Drive	(4)	34,528	—	—	—	—	—	34,528
Cressex 1		233	26,263	—	—	—	—	26,496
Paul van Vlissingenstraat 16	(4)	13,041	—	—	—	—	—	13,041
Chemin de l’Epinglier 2	(4)	9,436	—	—	—	—	—	9,436
Gyroscoopweg 2E-2F		8,305	—	—	—	—	—	8,305
Manchester Technopark		71	7,989	—	—	—	—	8,060
8025 North Interstate 35		125	257	268	5,789	—	—	6,439
731 East Trade Street		164	350	418	503	546	2,370	4,351

Total		$215,400	$442,060	$517,493	$827,307	$899,573	$1,810,890	$4,712,723

Weighted Average Term to Initial Maturity	(2)		4.9 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(2)		5.1 Years

(1)	Assumes all extensions will be exercised.
(2)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(3)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(4)	Mortgage loans paid in full in July 2013.

Note: Total excludes $1,055 of loan premiums, net and ($4,442), ($6,166), ($494), ($732), and ($3,696) of debt discount on 4.25% unsecured senior notes due 2025, 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, 5.25% unsecured senior notes due 2021, and 3.625% unsecured senior notes due 2022, respectively.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of June 30, 2013
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021		3.625% Notes due 2022 & 4.250% Notes due 2025	Global Revolving Credit Facility
	Required	Actual	Actual	Required	Actual

Total Outstanding Debt / Total Assets (2)	Less than 60%	45%	41%	Less than 60% (3)	38%

Secured Debt / Total Assets (4)	Less than 40%	7%	6%	Less than 40%	6%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	237%	255%		N/A

Consolidated EBITDA / Interest Expense (5)	Greater than 1.50x	3.7x	3.7x		N/A

Fixed Charge Coverage		N/A	N/A	Greater than 1.50x	3.9x

Unsecured Debt / Total Unencumbered Asset Value (6)		N/A	N/A	Less than 60%	43%

Unencumbered Assets Debt Service Coverage Ratio		N/A	N/A	Greater than 1.50x	4.9x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No. 1 dated March 8, 2011, which governs the 5.25% Notes due 2021; the Indenture and Supplemental Indenture No. 1 dated September 24, 2012, which governs the 3.625% Notes due 2022; the Indenture dated January 18, 2013, which governs the 4.250% Guaranteed Notes due 2025; and the Global Senior Credit Agreement dated as of November 3, 2011, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the 3.625% Notes due 2022 and 4.250% Guaranteed Notes due 2025, Total Assets is calculated using Consolidated EBITDA capped at 8.25%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Portfolio Summary (1)

As of June 30, 2013

	6/30/2013	3/31/2013
Number of Properties:
Domestic	96	95
International	28	27
Unconsolidated Joint Ventures	3	3

	127	125

Number of Buildings:
Domestic	152	144
International	32	31
Unconsolidated Joint Ventures	3	3

	187	178

Number of Markets:
Domestic	20	20
International	10	10
Unconsolidated Joint Ventures	2	2

	32	32

Net Rentable Square Feet: (2)
Domestic	17,685,861	17,371,366
International	2,814,782	2,787,474
Unconsolidated Joint Ventures	447,399	447,669

	20,948,042	20,606,509

Space Held for Development Square Feet:
Domestic	2,404,288	2,182,779
International	393,953	405,255
Unconsolidated Joint Ventures	—	—

	2,798,241	2,588,034

Portfolio Occupancy (3)	93.1%	94.0%
Same Store Pool Occupancy (3)	92.3%	93.1%

(1)	Includes properties held through three unconsolidated joint ventures: 2001 Sixth Avenue, Seattle; 2020 Fifth Avenue, Seattle; and 33 Chun Choi Street, Hong Kong.
(2)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Occupancy excludes space held for development and three properties held as investments in unconsolidated joint ventures. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Properties Acquired

For the three months ended June 30, 2013

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Feet (1)	Space Held For Development	Percentage of Total Net Rentable Square Feet Occupied (2)
Car Tech Land (3)	London, England	Apr-13	$3.6	(4)	—	—	0.0%
MetCenter 4-9 (5)	Austin, Texas	May-13	$31.9		336,695	—	89.9%
Liverpoolweg 10	Amsterdam, Netherlands	Jun-13	$3.9	(4)(6)	16,813	—	100.0%

			$39.4		353,508	—	90.4%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage of space held for development.
(3)	Three-acre land site.
(4)	Purchase price in USD is based on the exchange rate on the date of acquisition.
(5)	Property consists of 6 buildings at two addresses: 3 buildings at 7401 E. Ben White Boulevard and 3 buildings at 8201 E. Riverside Drive.
(6)	Acquired partially-built data center for $3.9 million. An additional $3.9 million will be paid upon completion of construction, which is expected by October 2013.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Occupancy Analysis

As of June 30 , 2013

(Dollar amounts in thousands)

								Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 6/30/13	As of 3/31/13	As of 12/31/12	As of 9/30/12	Total Portfolio	Total Portfolio

NORTH AMERICA

Dallas
2323 Bryan Street		1	Jan-02	Internet Gateway	453,539	23,568	15,487	77.4%	76.5%	77.7%	76.9%	2.2%	1.5%
2501 S. State Hwy. 121		9	Feb-12	Data Center	829,372	—	13,325	98.5%	98.5%	99.7%	98.5%	4.0	1.2
2440 Marsh Lane		1	Jan-03	Data Center	135,250	—	12,059	94.7%	94.7%	91.9%	91.9%	0.6	1.1
1232 Alma Rd RS 100		1	Sep-09	Data Center	105,726	—	11,997	89.0%	89.0%	89.0%	99.4%	0.5	1.1
4849 Alpha Road		1	Apr-04	Data Center	125,538	—	11,138	100.0%	100.0%	100.0%	99.7%	0.6	1.0
4025 Midway Road		1	Jan-06	Data Center	100,590	—	10,165	98.4%	98.4%	98.4%	99.9%	0.5	1.0
400 S. Akard		1	Jun-12	Internet Gateway	269,563	—	7,921	94.7%	94.7%	94.7%	94.7%	1.3	0.7
11830 Webb Chapel Road		1	Aug-04	Data Center	365,647	—	7,877	98.0%	96.3%	96.3%	88.1%	1.7	0.7
900 Quality Way		1	Sep-09	Data Center	42,318	72,604	6,278	96.2%	100.0%	100.0%	100.0%	0.2	0.6
14901 FAA Boulevard		3	Jun-06	Data Center	263,700	—	5,188	100.0%	100.0%	100.0%	100.0%	1.3	0.5
900 Dorothy Drive		1	Aug-10	Data Center	56,176	—	1,612	100.0%	100.0%	100.0%	100.0%	0.3	0.2
1215 Integrity Drive	(4)	1	Sep-09	Data Center	61,750	—	1,310	94.6%	94.6%	100.0%	100.0%	0.3	0.1
904 Quality Way		1	Sep-09	Data Center	46,750	—	972	100.0%	100.0%	100.0%	100.0%	0.2	0.1
17201 Waterview Parkway		1	Jan-13	Data Center	61,750	—	704	100.0%	100.0%	N/A	N/A	0.3	0.1
905 Security Row		1	Sep-09	Data Center	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1210 Integrity Drive		1	Sep-09	Data Center	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway		1	Sep-09	Data Center	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
850 East Collins		1	Sep-08	Data Center	46,723	—	—	0.0%	N/A	N/A	N/A	0.2	0.0

					2,964,392	613,269	106,033	93.0%	94.2%	94.5%	93.4%	14.2%	9.9%

Northern Virginia
43881 Devin Shafron Drive		1	Mar-07	Data Center	180,000	—	18,945	100.0%	100.0%	100.0%	100.0%	0.9%	1.8%
43915 Devin Shafron Drive - A		1	May-09	Data Center	129,033	3,247	16,004	100.0%	100.0%	100.0%	100.0%	0.6	1.5
43940 Digital Loudoun Plaza - G		1	Apr-11	Data Center	102,838	—	10,105	100.0%	100.0%	N/A	N/A	0.5	0.9
43791 Devin Shafron Drive - D		1	Mar-07	Data Center	134,741	259	9,804	76.0%	77.4%	77.4%	77.4%	0.6	0.9
43830 Devin Shafron Drive - F		1	May-09	Data Center	99,652	13,598	7,879	67.8%	84.4%	84.4%	84.3%	0.5	0.7
4050 Lafayette Center Drive		1	Jul-10	Data Center	42,374	—	6,855	99.0%	99.0%	99.0%	99.0%	0.2	0.6
4030 Lafayette Center Drive		1	Jul-10	Data Center	72,696	—	5,887	100.0%	100.0%	100.0%	100.0%	0.3	0.6
45901 & 45845 Nokes Boulevard		2	Dec-09	Data Center	167,160	—	4,685	100.0%	100.0%	100.0%	100.0%	0.8	0.4
44470 Chilum Place		1	Feb-07	Data Center	95,440	—	4,419	100.0%	100.0%	100.0%	100.0%	0.5	0.4
43790 Devin Shafron Drive - E		1	May-09	Data Center	152,138	—	3,228	100.0%	100.0%	100.0%	100.0%	0.7	0.3
21110 Ridgetop Circle		1	Jan-07	Data Center	135,513	—	2,993	100.0%	100.0%	100.0%	100.0%	0.6	0.3
21561 & 21571 Beaumeade Circle		2	Dec-09	Data Center	164,453	—	2,931	100.0%	100.0%	100.0%	100.0%	0.8	0.3
1506 Moran Road		2	Dec-11	Data Center	78,295	—	2,371	100.0%	100.0%	100.0%	100.0%	0.4	0.2
21551 Beaumeade Circle		1	Dec-09	Data Center	152,504	—	2,088	100.0%	100.0%	100.0%	100.0%	0.7	0.2
1807 Michael Faraday Court		1	Oct-06	Data Center	19,237	—	1,892	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court		1	Nov-08	Data Center	109,650	—	1,865	100.0%	100.0%	100.0%	100.0%	0.5	0.2
251 Exchange Place		1	Nov-05	Data Center	70,982	—	1,689	100.0%	100.0%	100.0%	100.0%	0.3	0.2
43831 Devin Shafron Drive - C		1	Mar-07	Data Center	117,071	—	1,573	100.0%	100.0%	100.0%	100.0%	0.6	0.2
8100 Boone Boulevard		2	Oct-06	Data Center	17,015	—	602	14.9%	14.9%	24.4%	24.9%	0.1	0.1
4040 Lafayette Center Drive		1	Jul-10	Data Center	—	30,333	—	N/A	N/A	N/A	N/A	0.0	0.0

					2,040,792	47,437	105,815	96.1%	97.0%	97.0%	96.9%	9.7%	10.0%

Silicon Valley
3011 Lafayette Street		1	Jan-07	Data Center	90,780	—	10,553	100.0%	100.0%	100.0%	100.0%	0.4%	1.0%
1350 Duane & 3080 Raymond		2	Oct-09	Data Center	185,000	—	10,552	100.0%	100.0%	100.0%	100.0%	0.9	1.0
1500 Space Park Drive		1	Sep-07	Data Center	51,615	—	9,325	100.0%	100.0%	100.0%	100.0%	0.2	0.9
1525 Comstock Street		1	Sep-07	Data Center	42,385	—	8,649	100.0%	100.0%	100.0%	100.0%	0.2	0.8
3105 and 3205 Alfred Street		2	May-10	Data Center	49,858	—	8,583	87.9%	87.9%	87.9%	87.9%	0.2	0.8
1100 Space Park Drive		1	Nov-04	Internet Gateway	165,297	—	7,744	92.7%	100.0%	100.0%	100.0%	0.8	0.7
2045 & 2055 LaFayette Street		2	May-04	Data Center	300,000	—	7,200	100.0%	100.0%	100.0%	100.0%	1.4	0.7
1725 Comstock Street		1	Apr-10	Data Center	39,643	—	6,870	100.0%	100.0%	100.0%	100.0%	0.2	0.6
150 South First Street		1	Sep-04	Data Center	179,761	—	6,506	93.7%	93.7%	93.7%	93.7%	0.9	0.6
1201 Comstock Street		1	Jun-08	Data Center	24,000	—	4,736	100.0%	100.0%	100.0%	100.0%	0.1	0.4
2334 Lundy Place		1	Dec-02	Data Center	130,752	—	4,525	100.0%	100.0%	100.0%	100.0%	0.6	0.4
4650 Old Ironsides Drive		1	Jun-05	Data Center	124,383	—	4,062	100.0%	100.0%	100.0%	100.0%	0.6	0.4
2401 Walsh Street		1	Jun-05	Data Center	167,932	—	3,834	100.0%	100.0%	100.0%	100.0%	0.8	0.4
2950 Zanker Road		1	Aug-10	Data Center	69,700	—	3,059	100.0%	100.0%	100.0%	100.0%	0.3	0.3
2403 Walsh Street		1	Jun-05	Data Center	103,940	—	2,373	100.0%	100.0%	100.0%	100.0%	0.5	0.2
4700 Old Ironsides Drive		1	Jun-05	Data Center	90,139	—	2,058	100.0%	100.0%	100.0%	100.0%	0.4	0.2
444 Toyama Drive		1	Sep-09	Data Center	42,083	—	1,885	100.0%	100.0%	100.0%	100.0%	0.2	0.2
2805 Lafayette Street	(5)	1	Aug-10	Data Center	38,353	111,647	148	1.2%	0.0%	0.0%	1.2%	0.2	0.0

					1,895,621	111,647	102,662	96.4%	97.4%	97.4%	99.1%	8.9%	9.6%

New York
111 Eighth Avenue	(6)	1	Oct-06	Internet Gateway	116,843	—	21,184	100.0%	92.0%	100.0%	99.3%	0.6%	2.0%
365 S Randolphville Road		1	Feb-08	Data Center	188,754	76,038	20,196	98.7%	98.7%	98.5%	95.8%	0.9	1.9
3 Corporate Place		1	Dec-05	Data Center	276,931	—	19,182	100.0%	100.0%	100.0%	100.0%	1.3	1.8
300 Boulevard East		1	Nov-02	Data Center	346,819	22,962	18,009	92.7%	92.7%	92.3%	89.9%	1.7	1.7
60 & 80 Merritt Boulevard		1	Jan-10	Data Center	192,933	—	15,288	100.0%	100.0%	100.0%	100.0%	0.9	1.4
650 Randolph Road		1	Jun-08	Data Center	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
410 Commerce Boulevard	(7)	0	Aug-12	Data Center	—	—	—	0.0%	N/A	N/A	N/A	0.0	0.0
701 Union Boulevard		0	Nov-12	Data Center	—	271,000		N/A	N/A	N/A	N/A	0.0	0.0

					1,122,280	497,790	93,859	97.5%	96.7%	97.3%	96.0%	5.4%	8.8%

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Occupancy Analysis

As of June 30, 2013

(Dollar amounts in thousands)

							Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 6/30/13	As of 3/31/13	As of 12/31/12	As of 9/30/12	Total Portfolio	Total Portfolio

Chicago
350 E Cermak Road	1	May-05	Internet Gateway	1,120,226	13,513	68,995	99.3%	98.5%	98.5%	98.5%	5.3%	6.3%
600-780 S. Federal	1	Sep-05	Internet Gateway	120,898	40,649	7,113	92.7%	92.7%	79.0%	76.6%	0.6	0.7
9333, 9355, 9377 Grand Avenue	3	May-12	Data Center	223,658	351,286	2,845	84.8%	100.0%	100.0%	100.0%	1.1	0.3

				1,464,782	405,448	78,953	96.6%	98.5%	97.3%	97.1%	7.0%	7.3%

San Francisco
200 Paul Avenue 1-4	4	Nov-04	Internet Gateway	494,120	33,560	27,967	99.3%	99.0%	99.3%	99.3%	2.4%	2.6%
365 Main Street	1	Jul-10	Internet Gateway	226,981	—	26,525	79.3%	82.1%	84.0%	91.6%	1.1	2.5
720 2nd Street	1	Jul-10	Data Center	121,220	—	15,083	87.2%	86.0%	89.5%	87.7%	0.6	1.4
360 Spear Street	1	Dec-11	Data Center	154,950	—	8,334	100.0%	100.0%	100.0%	100.0%	0.7	0.8

				997,271	33,560	77,909	93.4%	93.8%	94.7%	96.2%	4.8%	7.3%

Phoenix
2121 South Price Road	1	Jul-10	Data Center	367,665	151,814	38,891	81.6%	83.1%	80.3%	84.1%	1.8%	3.6%
120 E Van Buren	1	Jul-06	Internet Gateway	273,569	13,945	21,007	92.3%	87.8%	88.2%	91.1%	1.3	2.0
2055 East Technology Circle	1	Oct-06	Data Center	76,350	—	8,478	100.0%	100.0%	100.0%	100.0%	0.4	0.8
1900 S. Price Road	3	Jan-13	Data Center	118,348	108,926	1,450	100.0%	100.0%	N/A	N/A	0.6	0.1

				835,932	274,685	69,826	89.4%	88.6%	85.5%	88.7%	4.1%	6.5%

Boston
128 First Avenue	1	Jan-10	Data Center	274,750	—	22,993	97.5%	97.8%	97.3%	97.1%	1.3%	2.1%
Digital 55 Middlesex LLC	1	Jan-10	Data Center	106,000	—	12,054	95.3%	95.1%	96.2%	96.2%	0.5	1.1
100 Quannapowitt Parkway	2	Jun-04	Data Center	302,512	84,444	7,231	86.5%	90.4%	89.7%	89.6%	1.4	0.7
115 Second Avenue	1	Oct-05	Data Center	66,730	—	3,756	100.0%	100.0%	100.0%	100.0%	0.3	0.4
Cabot Street	1	Jan-10	Data Center	34,526	—	1,057	19.4%	N/A	N/A	N/A	0.2	0.1
600 Winter Street	1	Sep-06	Data Center	30,400	—	760	100.0%	100.0%	100.0%	100.0%	0.2	0.1

				814,918	84,444	47,851	90.1%	94.9%	94.7%	94.5%	3.9%	4.5%

Los Angeles
600 West Seventh Street	1	May-04	Internet Gateway	489,722	—	23,439	97.8%	98.3%	98.4%	98.7%	2.3%	2.2%
2260 East El Segundo Boulevard	1	Jul-10	Data Center	132,240	—	11,726	90.1%	99.6%	99.6%	100.0%	0.6	1.1
200 North Nash Street	1	Jun-05	Data Center	113,606	—	2,594	100.0%	100.0%	100.0%	100.0%	0.5	0.2
3015 Winona Avenue	1	Dec-04	Data Center	82,911	—	1,706	100.0%	100.0%	100.0%	100.0%	0.4	0.2
3300 East Birch Street	1	Aug-03	Data Center	68,807	—	1,593	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				887,286	—	41,058	97.3%	99.0%	99.1%	99.3%	4.1%	3.8%

Atlanta
375 Riverside Parkway	1	Jun-03	Data Center	250,191	—	8,534	100.0%	100.0%	100.0%	99.2%	1.2%	0.8%
760 Doug Davis Drive	1	Dec-11	Data Center	334,306	—	6,467	100.0%	100.0%	100.0%	100.0%	1.6	0.6
101 Aquila Way	1	Apr-06	Data Center	313,581	—	1,437	100.0%	100.0%	100.0%	100.0%	1.5	0.1

				898,078	—	16,438	100.0%	100.0%	100.0%	99.8%	4.3%	1.5%

Philadelphia
833 Chestnut Street	1	Mar-05	Data Center	594,747	60,011	13,319	91.6%	91.4%	92.0%	92.0%	2.8%	1.2%

				594,747	60,011	13,319	91.6%	91.4%	92.0%	92.0%	2.8%	1.2%

Houston
Digital Houston	6	Apr-06	Data Center	351,829	18,222	11,806	89.4%	92.2%	91.9%	84.5%	1.7%	1.1%

				351,829	18,222	11,806	89.4%	92.2%	91.9%	84.5%	1.7%	1.1%

Denver
11900 East Cornell Avenue	1	Sep-12	Data Center	285,840	—	6,416	94.3%	94.3%	94.3%	94.3%	1.4%	0.6%
8534 Concord Center Drive	1	Jun-05	Data Center	85,660	—	3,674	100.0%	100.0%	100.0%	100.0%	0.4	0.3

				371,500	—	10,090	95.6%	95.6%	95.6%	95.6%	1.8%	0.9%

St. Louis
900 Walnut Street	1	Aug-07	Internet Gateway	105,776	6,490	4,461	95.8%	99.9%	99.9%	99.9%	0.5%	0.4%
210 N Tucker Boulevard	1	Aug-07	Data Center	184,490	152,926	4,271	81.4%	83.3%	83.3%	71.7%	0.9	0.4

				290,266	159,416	8,732	86.6%	89.3%	89.3%	82.0%	1.4%	0.8%

Portland
3825 NW Aloclek Place	1	Aug-11	Data Center	48,574	—	7,993	100.0%	100.0%	100.0%	100.0%	0.2%	0.7%

				48,574	—	7,993	100.0%	100.0%	100%	100%	0.2%	0.7%

Minneapolis/St. Paul
1500 Towerview Road	1	Mar-13	Data Center	328,765	—	4,438	100.0%	100.0%	N/A	N/A	1.6%	0.5%
1125 Energy Park Drive	1	Mar-05	Data Center	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	0.5	0.2

				441,592	—	5,875	100.0%	100.0%	100.0%	100.0%	2.1%	0.7%

Miami
36 NE 2nd Street	1	Jan-02	Internet Gateway	162,140	—	5,128	99.1%	99.1%	99.1%	95.9%	0.8%	0.5%
2300 NW 89th Place	2	Sep-06	Data Center	64,174	—	673	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				226,314	—	5,801	99.3%	99.3%	99.3%	97.0%	1.1%	0.6%

Sacramento
11085 Sun Center Drive	1	Sep-11	Data Center	69,048	—	2,878	100.0%	100.0%	100.0%	100.0%	0.3%	0.3%
3065 Gold Camp Drive	1	Oct-04	Data Center	40,394	23,397	1,912	100.0%	100.0%	100.0%	100.0%	0.2	0.2

				109,442	23,397	4,790	100.0%	100.0%	100.0%	100.0%	0.5%	0.5%

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Occupancy Analysis

As of June 30, 2013

(Dollar amounts in thousands)

								Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 6/30/13	As of 3/31/13	As of 12/31/12	As of 9/30/12	Total Portfolio	Total Portfolio

Charlotte
125 North Myers		1	Aug-05	Internet Gateway	25,402	—	1,395	100.0%	100.0%	100.0%	100.0%	0.1%	0.1%
731 East Trade Street		1	Aug-05	Internet Gateway	40,879	—	1,351	100.0%	100.0%	100.0%	100.0%	0.2	0.1
113 North Myers		1	Aug-05	Internet Gateway	29,218	—	948	100.0%	100.0%	100.0%	100.0%	0.1	0.1

					95,499	—	3,694	100.0%	100.0%	100.0%	100.0%	0.4%	0.3%

Austin
7401 E. Ben White Boulevard Building 7		3	May-13	Data Center	203,235	—	1,848	100.0%	N/A	N/A	N/A	1.0%	0.2%
8025 North Interstate 35		1	May-12	Data Center	62,237	—	934	100.0%	100.0%	100.0%	100.0%	0.3	0.1
7620 Metro Center Drive		1	Dec-05	Data Center	45,000	—	335	69.6%	69.6%	69.6%	69.6%	0.2	0.0
7500 Metro Center Drive		1	Dec-05	Data Center	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0

					310,472	74,962	3,117	95.6%	87.2%	87.2%	87.2%	1.5%	0.3%

Toronto, Canada
6800 Millcreek Drive		1	Apr-06	Data Center	83,758	—	2,084	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%
371 Gough Road		1	Mar-13	Data Center	64,546	55,495	341	100.0%	100.0%	N/A	N/A	0.3	0.0

					148,304	55,495	2,425	100.0%	100.0%	100.0%	100.0%	0.7%	0.2%

EUROPE

London, England
Unit 21 Goldsworth Park Trading Estate		1	Jul-12	Data Center	360,050	119,950	51,188	99.2%	99.4%	99.3%	98.9%	1.7%	4.8%
Watford	(8)	1	Jul-12	Data Center	133,000	—	18,094	97.3%	97.3%	97.3%	97.6%	0.6	1.7
Croydon	(9)	1	Jul-12	Data Center	120,000	—	15,386	100.0%	100.0%	100.0%	100.0%	0.6	1.4
3 St. Anne’s Boulevard		1	Dec-07	Data Center	96,147	—	12,178	72.0%	74.9%	73.2%	72.7%	0.5	1.1
Mundells Roundabout		1	Apr-07	Data Center	113,464	—	7,743	100.0%	100.0%	100.0%	100.0%	0.5	0.7
Cressex 1		1	Dec-07	Data Center	50,847	—	7,157	100.0%	100.0%	100.0%	100.0%	0.2	0.7
6 Braham Street		1	Jul-02	Internet Gateway	63,233	—	4,729	100.0%	100.0%	100.0%	100.0%	0.3	0.4
2 St. Anne’s Boulevard		1	Dec-07	Data Center	30,612	—	3,328	100.0%	100.0%	100.0%	100.0%	0.1	0.3
Fountain Court		1	Jul-11	Data Center	41,957	89,814	901	27.2%	16.8%	16.8%	37.6%	0.2	0.1
1 St. Anne’s Boulevard		1	Dec-07	Data Center	20,219	—	275	100.0%	100.0%	100.0%	100.0%	0.1	0.0

					1,029,529	209,764	120,979	93.8%	93.6%	93.3%	95.4%	4.8%	11.2%

Paris, France
114 Rue Ambroise Croizat		2	Dec-06	Internet Gateway	332,795	19,351	20,472	93.5%	93.5%	93.5%	93.5%	1.6%	1.9%
1 Rue Jean-Pierre		1	Dec-12	Data Center	104,666	—	4,550	100.0%	100.0%	100.0%	N/A	0.5	0.4
127 Rue de Paris		1	Dec-12	Data Center	59,991	—	1,950	100.0%	100.0%	100.0%	N/A	0.3	0.2
Liet-dit ie Christ de Saclay		1	Dec-12	Data Center	21,337	—	650	100.0%	100.0%	100.0%	N/A	0.1	0.1

					518,789	19,351	27,622	95.8%	95.8%	95.8%	93.5%	2.5%	2.6%

Dublin, Ireland
Unit 9 Blanchardstown Corporate Center		1	Dec-06	Data Center	120,000	—	10,240	97.1%	97.1%	98.4%	97.7%	0.6%	1.0%
Clonshaugh Industrial Estate II		1	Aug-05	Data Center	124,500	—	8,634	100.0%	100.0%	100.0%	100.0%	0.6	0.8
Clonshaugh Industrial Estate I		1	Feb-06	Data Center	20,000	—	1,535	100.0%	100.0%	100.0%	100.0%	0.1	0.1

					264,500	—	20,409	98.7%	98.7%	99.3%	98.9%	1.3%	1.9%

Amsterdam, Netherlands
Paul van Vlissingenstraat 16		1	Aug-05	Data Center	112,472	—	7,269	100.0%	100.0%	81.4%	81.4%	0.5%	0.7%
Cateringweg 5		1	Jun-10	Data Center	55,972	—	5,441	100.0%	100.0%	100.0%	100.0%	0.3	0.5
Naritaweg 52		1	Dec-07	Data Center	63,260	—	2,613	100.0%	100.0%	100.0%	100.0%	0.3	0.2
Gyroscoopweg 2E-2F		2	Jul-06	Data Center	55,585	—	1,232	100.0%	100.0%	100.0%	100.0%	0.3	0.1
Liverpoolweg 10		1	Jun-13	Data Center	16,813	—	—	100.0%	N/A	N/A	N/A	0.1	0.0

					304,102	—	16,555	100.0%	100.0%	92.7%	92.7%	1.5%	1.5%

Manchester, England
Manchester Technopark		1	Jun-08	Data Center	38,016	—	1,823	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

					38,016	—	1,823	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

Geneva, Switzerland
Chemin de l Epinglier 2		1	Nov-05	Data Center	59,190	—	1,696	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

					59,190	—	1,696	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

ASIA PACIFIC

Singapore
29A International Business Park		1	Nov-10	Data Center	306,172	64,328	12,612	84.7%	81.1%	77.2%	58.9%	1.5%	1.2%

					306,172	64,328	12,612	84.7%	81.1%	77.2%	58.9%	1.5%	1.2%

Melbourne
98 Radnor Drive		1	Jun-11	Data Center	52,988	—	6,986	100.0%	100.0%	100.0%	N/A	0.3%	0.7%

					52,988	—	6,986	100.0%	100.0%	100.0%	N/A	0.3%	0.7%

Sydney
1-23 Templar Road		1	Feb-11	Data Center	41,202	45,015	3,593	43.0%	16.8%	16.8%	N/A	0.2%	0.2%
23 Waterloo Road		1	Nov-12	Data Center	51,990	—	1,263	100.0%	100.0%	100.0%	N/A	0.2	0.1

					93,192	45,015	4,856	74.8%	63.2%	63.2%	N/A	0.4%	0.3%

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Occupancy Analysis

As of June 30, 2013

(Dollar amounts in thousands)

							Occupancy (3)				Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Buildings	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	As of 6/30/13	As of 3/31/13	As of 12/31/12	As of 9/30/12	Total Portfolio	Total Portfolio

NON-DATACENTER PROPERTIES
34551 Ardenwood Boulevard	4	Jan-03	Technology Manufacturing	307,657	—	4,086	41.6%	52.0%	100.0%	100.0%	1.5%	0.4%
2010 East Centennial Circle	1	May-03	Technology Manufacturing	113,405	—	3,193	100.0%	100.0%	100.0%	100.0%	0.5	0.3
1 Savvis Parkway	1	Aug-07	Technology Office	156,000	—	3,041	100.0%	100.0%	100.0%	100.0%	0.7	0.3
8201 E. Riverside Drive Building 4	3	May-13	Technology Manufacturing	133,460	—	903	74.4%	N/A	N/A	N/A	0.6	0.1
908 Quality Way	1	Sep-09	Technology Office	14,400	—	24	100.0%	100.0%	100.0%	100.0%	0.1	0.0
47700 Kato Road & 1055 Page Avenue	2	Sep-03	Technology Manufacturing	199,352	—	—	0.0%	0.0%	0.0%	0.0%	1.0	0.0

				924,274	—	11,247	55.3%	56.1%	74.8%	76.4%	4.4%	1.1%

Consolidated Portfolio Total/Weighted Average	184			20,500,643	2,798,241	1,042,831	93.1%	94.0%	94.4%	94.2%

UNCONSOLIDATED JOINT VENTURES

Seattle
2001 Sixth Avenue	1	Nov-06	Data Center	400,369	—	24,165	91.3%	92.7%	93.7%	94.1%
2020 Fifth Avenue	1	Oct-11	Data Center	47,030	—	3,120	100.0%	100.0%	N/A	N/A

				447,399	—	27,285	93.0%	93.0%	93.0%	93.0%

Hong Kong
33 Chun Choi Street	1	Oct-12	Data Center	—	—	—	N/A	N/A	N/A	N/A

				—	—	—	N/A	N/A	N/A	N/A

Unconsolidated Portfolio Total/Weighted Average	3			447,399	—	27,285

Portfolio Total/Weighted Average	187			20,948,042	2,798,241	1,070,116	93.1%	94.0%	94.4%	94.2%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2013 multiplied by 12.
(3)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Building formerly referred to as 1215 Datacenter Park.
(5)	Building formerly referred to as 800 Central Expressway.
(6)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(7)	Includes approximately 27,943 rentable square feet from a leasehold interest acquisition.
(8)	Building formerly referred to as The Chess Building.
(9)	Building formerly referred to as Unit B Prologis Park.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Top 20 Tenants by Annualized Rent

As of June 30, 2013

(Dollar amounts in thousands)

	Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	CenturyLink, Inc.	(3)	36	2,794,432	13.6%	$93,906	9.0%	92
2	IBM	(4)	11	449,608	2.2%	$50,206	4.8%	98
3	TelX Group, Inc.		12	331,002	1.6%	$45,417	4.4%	175
4	Equinix Operating Company, Inc.		10	887,352	4.3%	$36,422	3.5%	69
5	Morgan Stanley		5	182,242	0.9%	$27,865	2.7%	35
6	Facebook, Inc.		3	206,283	1.0%	$27,130	2.6%	70
7	AT & T		18	660,442	3.2%	$26,243	2.5%	67
8	Verizon Communications, Inc.		32	378,463	1.8%	$22,236	2.1%	63
9	Deutsche Bank AG		3	113,461	0.6%	$21,189	2.0%	61
10	NTT Communications Company		6	321,061	1.6%	$19,236	1.8%	73
11	Level 3 Communications, LLC		39	375,887	1.8%	$15,334	1.5%	87
12	Amazon		7	458,263	2.2%	$14,188	1.4%	91
13	SunGard Availability Services LP		6	315,427	1.5%	$13,846	1.3%	72
14	Nomura International PLC		2	63,137	0.3%	$11,862	1.1%	79
15	TATA Communications (UK)		3	116,773	0.6%	$11,480	1.1%	54
16	Pfizer, Inc.		1	97,069	0.5%	$11,202	1.1%	54
17	JPMorgan Chase & Co.		4	147,852	0.7%	$11,004	1.1%	86
18	Yahoo! Inc.		2	110,847	0.5%	$10,708	1.0%	52
19	BT Americas, Inc.		3	67,685	0.3%	$10,028	1.0%	48
20	Sprint Communications Co., LP		6	173,319	0.8%	$9,995	1.0%	15

	Total/Weighted Average			8,250,605	40.0%	$489,497	47.0%	82

(1)	Occupied square footage is defined as leases that commenced on or before June 30, 2013. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2013 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.
(4)	Represents leases directly with IBM and leases directly with Softlayer. IBM acquired Softlayer in July 2013.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Lease Expirations and Lease Distribution

Lease Expirations

As of June 30, 2013

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		1,422,895	6.9%		0.0%
Month to Month (4)	110	83,428	0.4%	$8,071	0.8%	$96.74	$100.50	$8,384
2013	139	466,784	2.3%	33,095	3.2%	70.90	71.80	33,514
2014	320	1,397,728	6.8%	101,353	9.7%	72.51	74.21	103,725
2015	243	2,051,654	10.0%	88,338	8.5%	43.06	45.12	92,568
2016	238	1,927,846	9.4%	90,493	8.7%	46.94	50.39	97,151
2017	174	1,475,269	7.2%	72,781	7.0%	49.33	53.42	78,803
2018	147	1,290,734	6.3%	81,784	7.8%	63.36	71.65	92,480
2019	112	1,797,934	8.8%	129,731	12.4%	72.16	82.73	148,734
2020	97	1,038,852	5.1%	70,481	6.8%	67.85	83.07	86,297
2021	81	1,540,243	7.5%	75,605	7.3%	49.09	61.85	95,264
2022	91	1,516,172	7.4%	68,913	6.6%	45.45	55.06	83,476
Thereafter	286	4,491,104	21.9%	222,186	21.2%	49.47	68.25	306,523

Portfolio Total / Weighted Average	2,038	20,500,643	100.0%	$1,042,831	100.0%	$54.66	$64.31	$1,226,919

Lease Distribution

As of June 30, 2013

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			1,422,895	6.9%	—	0.0%
2,500 or less	1,269	62.3%	617,902	3.0%	$58,186	5.6%
2,501 - 10,000	345	16.9%	2,066,164	10.1%	181,653	17.4%
10,001 - 20,000	201	9.9%	3,011,952	14.7%	259,288	24.9%
20,001 - 40,000	114	5.6%	3,397,417	16.6%	226,773	21.7%
40,001 - 100,000	75	3.7%	4,939,244	24.1%	194,376	18.6%
Greater than 100,000	34	1.6%	5,045,069	24.6%	122,555	11.8%

Portfolio Total	2,038	100.0%	20,500,643	100.0%	$1,042,831	100.0%

(1)	Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2013 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Lease Expirations - By Product Type

As of June 30, 2013

(Dollar amounts in thousands)

TURN-KEY FLEX

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		411,927	2.0%	—	0.0%
Month to Month (4)	52	45,604	0.2%	$5,388	0.5%	$118.15	$118.56	$5,407
2013	48	150,595	0.7%	23,698	2.3%	157.36	159.71	24,051
2014	121	358,352	1.7%	55,253	5.3%	154.19	158.25	56,708
2015	79	176,535	0.9%	19,936	1.9%	112.93	118.87	20,984
2016	107	321,896	1.6%	49,132	4.7%	152.63	163.93	52,768
2017	75	401,748	2.0%	45,959	4.4%	114.40	125.59	50,454
2018	69	446,418	2.2%	55,415	5.3%	124.13	141.46	63,150
2019	41	526,317	2.6%	85,347	8.2%	162.16	185.70	97,735
2020	47	374,888	1.8%	49,426	4.7%	131.84	165.32	61,975
2021	42	339,388	1.7%	52,216	5.0%	153.85	198.04	67,211
2022	45	365,788	1.8%	39,715	3.8%	108.57	131.38	48,059
Thereafter	110	1,064,373	5.2%	114,406	11.0%	107.49	151.69	161,458

Portfolio Total / Weighted Average	836	4,983,829	24.4%	$595,891	57.1%	$130.34	$155.29	$709,960

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		171,127	0.8%	—	0.0%
Month to Month (4)	8	558	0.0%	$145	0.0%	$259.86	$259.86	$145
2013	11	34,252	0.2%	1,728	0.2%	50.45	50.45	1,728
2014	34	691,627	3.4%	27,312	2.6%	39.49	40.21	27,807
2015	52	1,508,892	7.4%	52,162	5.0%	34.57	36.24	54,677
2016	39	1,370,964	6.7%	31,941	3.1%	23.30	24.58	33,695
2017	18	244,914	1.2%	7,140	0.7%	29.15	31.79	7,786
2018	14	590,566	2.9%	19,157	1.8%	32.44	35.53	20,982
2019	22	1,109,600	5.4%	40,078	3.8%	36.12	41.55	46,102
2020	16	404,381	2.0%	13,916	1.3%	34.41	41.95	16,965
2021	9	766,474	3.7%	17,752	1.7%	23.16	28.07	21,513
2022	16	909,157	4.4%	25,569	2.5%	28.12	34.26	31,152
Thereafter	93	2,795,154	13.6%	98,069	9.4%	35.09	47.60	133,044

Portfolio Total / Weighted Average	332	10,597,666	51.7%	$334,969	32.1%	$32.13	$37.94	$395,596

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		133,172	0.7%	—	0.0%
Month to Month (4)	23	9,072	0.1%	$1,808	0.2%	$199.31	$231.27	$2,098
2013	44	26,116	0.1%	4,917	0.5%	188.28	190.61	4,978
2014	96	64,905	0.3%	13,445	1.3%	207.15	212.94	13,821
2015	44	49,815	0.2%	10,347	1.0%	207.71	218.59	10,889
2016	29	26,864	0.1%	5,198	0.5%	193.49	231.16	6,210
2017	11	11,783	0.1%	1,929	0.2%	163.71	179.41	2,114
2018	12	6,298	0.0%	1,493	0.1%	237.06	308.67	1,944
2019	7	9,729	0.1%	989	0.1%	101.65	120.57	1,173
2020	2	1,105	0.0%	304	0.0%	275.11	329.41	364
2021	1	3,194	0.0%	276	0.0%	86.41	113.34	362
2022	—	—	0.0%	—	0.0%	—	—	—
Thereafter	1	4,534	0.0%	265	0.0%	58.45	171.15	776

Portfolio Total / Weighted Average	270	346,587	1.7%	$40,971	3.9%	$191.98	$209.59	$44,729

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		706,669	3.4%	—	0.0%
Month to Month (4)	27	28,194	0.1%	$729	0.1%	$25.86	$26.03	$734
2013	36	255,821	1.2%	2,753	0.3%	10.76	10.77	2,756
2014	69	282,844	1.4%	5,343	0.5%	18.89	19.05	5,389
2015	68	316,412	1.5%	5,893	0.6%	18.62	19.02	6,017
2016	63	208,122	1.0%	4,222	0.4%	20.29	21.52	4,478
2017	70	816,824	4.0%	17,753	1.7%	21.73	22.59	18,449
2018	52	247,452	1.2%	5,718	0.5%	23.11	25.88	6,404
2019	42	152,288	0.7%	3,317	0.3%	21.78	24.46	3,725
2020	32	258,478	1.3%	6,835	0.7%	26.44	27.05	6,993
2021	29	431,187	2.1%	5,361	0.5%	12.43	14.33	6,177
2022	30	241,227	1.2%	3,629	0.3%	15.04	17.68	4,266
Thereafter	82	627,043	3.1%	9,447	1.0%	15.07	17.93	11,246

Portfolio Total / Weighted Average	600	4,572,561	22.2%	$71,000	6.9%	$18.37	$19.82	$76,634

(1)	Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2013 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Portfolio Overview by Product Type

As of June 30, 2013

(Dollar amounts in thousands)

Property Type	Product Type	Annualized Rent (1)	Percentage of Annualized Rent	Percentage of Property Type Total

Corporate Data Center	Turn-Key Flex	$484,023	46.4%	63.2%
	Power Based Building	220,398	21.1%	28.8%
	Colocation	12,284	1.2%	1.6%
	Non-Technical	49,012	4.7%	6.4%

	Data Center Total	765,717	73.4%	100.0%

Internet Gateway Data Center	Turn-Key Flex	111,868	10.7%	42.1%
	Power Based Building	114,570	11.0%	43.1%
	Colocation	28,687	2.8%	10.8%
	Non-Technical	10,739	1.0%	4.0%

	Internet Gateway Data Center Total	265,864	25.5%	100.0%

Non-Data Center	Non-Technical	11,250	1.1%	100.0%

	Non-Data Center Total	11,250	1.1%	100.0%

	Total	$1,042,831	100.0%

(1)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2013 multiplied by 12.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Summary of Leasing Activity

Leases Signed in the Quarter Ended June 30, 2013

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Terms (months)

Leasing Activity (4)

Renewals Signed
Turn-Key Flex	8	104,375	$97.02	$107.35	10.6%	$11.31	65.4
Powered Base Building	2	69,523	$50.68	$64.62	27.5%	$4.67	311.9
Colocation	18	5,686	$219.46	$243.35	10.9%	$1.62	36.3
Non-technical	8	18,834	$28.43	$34.67	21.9%	$6.45	89.8

New Leases Signed
Turn-Key Flex	8	61,393		$209.16		$139.02	138.7
Powered Base Building	2	38,558		$22.61		$7.51	82.6
Colocation	27	8,542		$223.46		$78.01	53.1
Non-technical	11	15,129		$27.55		$9.57	140.2

Leasing Activity Summary (4)

Turn-Key Flex	16	165,768	—	$145.06
Powered Base Building	4	108,081	—	$49.63
Colocation	45	14,228	—	$231.41
Non-technical	19	33,963	—	$31.50

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Summary of Leasing Activity

Leases Commenced in the Quarter Ended June 30, 2013

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Terms (months)

Leasing Activity (4)

Renewals Commenced
Turn-Key Flex	7	95,077	$86.97	$94.45	8.6%	$10.99	48.4
Powered Base Building	2	69,523	$50.68	$64.62	27.5%	$4.67	311.9
Colocation	18	14,985	$128.14	$147.00	14.7%	$1.54	36.9
Non-technical	8	18,834	$28.43	$34.67	21.9%	$6.45	89.8

New Leases Commenced
Turn-Key Flex	12	83,993		$175.65		$56.76	122.4
Powered Base Building	1	6,273		$18.20		$4.00	29.3
Custom Solutions (5)	3	104,538		$70.85		$14.53	91.2
Colocation	21	6,050		$267.99		$81.78	39.4
Non-technical	13	26,015		$25.36		$17.20	75.0

Leasing Activity Summary (4)

Turn-Key Flex	19	179,070	—	$132.54
Powered Base Building	3	75,796	—	$60.78
Custom Solutions	3	104,538	—	$70.85
Colocation	39	21,035	—	$181.80
Non-technical	21	44,849	—	$29.27

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Formerly referred to as Build to Suit.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Historical Capital Expenditures

	Three Months Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Recurring capital expenditures (1)	$13,429,000	$9,860,000	$14,432,000	$11,015,000	$9,229,000	$6,754,000
Non-recurring capital expenditures (2)	$289,977,000	$232,774,000	$216,712,000	$176,141,000	$187,055,000	$167,360,000
Total net rentable square feet at period end excluding development space (3)	20,500,643	20,158,840	19,488,757	18,922,065	17,881,857	16,923,054

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues and external leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building, costs which are incurred to bring a building up to Digital Realty’s “operating standards”, or internal leasing commissions.
(2)	Non-recurring capital expenditures are primarily for development of space and land not including acquisition costs. In addition, these expenditures include certain infrequent expenditures for capitalized replacements, upgrades, or other projects which enhance the existing operating portfolio (e.g., electrical, mechanical and building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Construction Activity Report

As of June 30, 2013

(in Square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Space Under Development	Land Under Development	Total Construction In Progress	Space Held for Development	Total	Percentage Leased of CIP
Austin	74,962	—	74,962	—	74,962	0.0%
Boston	—	71,205	71,205	84,444	155,649	0.0%
Chicago	84,264	—	84,264	321,184	405,448	43.0%
Dallas	—	248,164	248,164	613,269	861,433	22.6%
Houston	—	84,097	84,097	18,222	102,319	55.5%
New York Metro	62,104	62,776	124,880	435,686	560,566	36.5%
Northern Virginia	—	95,005	95,005	47,437	142,442	49.7%
Philadelphia	—	—	—	60,011	60,011	0.0%
Phoenix	106,592	—	106,592	168,093	274,685	0.0%
Sacramento	23,397	—	23,397	—	23,397	0.0%
San Francisco	—	—	—	33,560	33,560	0.0%
Silicon Valley	78,562	—	78,562	33,085	111,647	0.0%
St. Louis	91,502	—	91,502	67,914	159,416	0.0%
Toronto, Canada	—	—	—	55,495	55,495	0.0%
London, England	—	106,400	106,400	209,764	316,164	100.0%
Paris, France	—	—	—	19,351	19,351	0.0%
Singapore	—	—	—	64,328	64,328	0.0%
Melbourne, Australia	—	93,582	93,582	—	93,582	0.0%
Sydney, Australia	—	—	—	45,015	45,015	0.0%

Grand Total	521,383	761,229	1,282,612	2,276,858	3,559,470

Total US Markets	521,383	561,247	1,082,630	1,882,905	2,965,535
Total Intl Markets	—	199,982	199,982	393,953	593,935

Percentage Leased (1)	10.3%	37.4%	26.4%

Construction in Progress by Product Type (2)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key FlexSM	554,020	—	40,000	594,020	9.2%
Powered Base Building®	351,338	—	53,582	404,920	0.0%
Custom Solutions	177,272	106,400	—	283,672	100.0%

Total Construction in Progress by Product Type	1,082,630	106,400	93,582	1,282,612	26.4%

Total Development Activity (3)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Total Development and Space Held as of March 31, 2013	3,034,254	240,417	202,925	3,477,596
Acquired Space Held for Development	—	106,400	—	106,400
Operating Space Related to Development	319,889	—	—	319,889
Space Delivered During the Quarter:				—
Turn-Key FlexSM	(150,357)	(11,302)	—	(161,659)	31.8%
Powered Base Building®	(19,791)	—	—	(19,791)	27.3%
Custom Solutions	(117,038)	—	—	(117,038)	100.0%
Remeasurement Adjustments	(45,927)	—	—	(45,927)

Total Development and Space Held as of June 30, 2013	3,021,030	335,515	202,925	3,559,470

(1)	Represents leases signed.
(2)	Based on current estimates.
(3)	Includes space and land under development and space held for development.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended June 30, 2013

(Dollar amounts in thousands, except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Feet	Net Rentable Square Feet	Direct Project Cost - Spent to Date	Direct Project Cost - to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Flex Under Construction as of June 30, 2013 (2)	—	594,021	$179,358	$155,482	$334,840	$564
Custom Solutions Under Construction as of June 30, 2013 (2)	—	283,672	36,923	207,472	244,395	$862
Powered Base Building Under Construction as of June 30, 2013 (2)	—	404,920	69,374	12,400	81,774	$202
Base Building Improvements to Current in Progress Space Under Construction	—	—	128,323	19,122	147,445
Base Building Improvements to Support Future Development (3)	1,023,775	—	41,173	82,592	123,765
Base Building Improvements to Support Operating Portfolio (3)	1,767,503	—	62,915	28,728	91,643

TOTAL	2,791,278	1,282,613	$518,066	$505,796	$1,023,862

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e., interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects based on current estimates.
(3)	Cost incurred to develop base buildings for future development and overall condition of portfolio.

DIGITAL REALTY TRUST, INC.

Second Quarter 2013

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI):

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.